UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Route 1 South Building F, Suite 320 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As reported by Outlook Therapeutics, Inc. (the “Company”), on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 26, 2021, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC ( “Wainwright”), as sales agent, pursuant to which the Company may offer and sell from time to time through Wainwright up to an aggregate of $40,000,000 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”).

On June 17, 2022, the Company and Wainwright entered into an amendment (the “Amendment”) to the ATM Agreement, pursuant to which the parties agreed to expand the meaning of the defined term “Registration Statement” in the ATM Agreement to include, for the period from June 17, 2022 and thereafter, the shelf registration statement (File Number 333-254778) on Form S-3 that was filed with the Commission on March 26, 2021 (the “New Registration Statement”) and that was filed prior to the expiration of the shelf registration statement (File Number 333-231922) on Form S-3 (the "First Registration Statement”), and that has been declared effective by the Commission, including exhibits and financial statements and any prospectus supplement relating to the shares of Common Stock being offered, that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each effective date and, in the event any post-effective amendment thereto becomes effective, such registration statement as so amended.

The offer and sale of shares of Common Stock through Wainwright will be made pursuant to the New Registration Statement, and a related prospectus supplement filed with the Commission on the date hereof (the “Prospectus Supplement”), pursuant to which the Company is offering shares of its Common Stock having an aggregate offering price of up to $25,856,080. The Prospectus Supplement supersedes, and the Company has ceased the use of and the offering of Common Stock under the First Registration Statement. Since March 26, 2021, the Company has sold shares of Common Stock for aggregate gross proceeds of $14,143,920 under the ATM Agreement.

A copy of the opinion of Cooley LLP relating to the validity of the Common Stock is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: June 17, 2022	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer